Statements of Net Assets Available for Plan Benefits (Statement) - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 8,247,407,098	$ 7,859,328,486
Notes receivable from participants	177,241,098	159,639,599
Employer contribution receivable	49,703,324	49,898,186
Total assets	8,474,351,520	8,068,866,271
Liabilities
Excess contributions payable	2,989,142	3,729,419
Total liabilities	2,989,142	3,729,419
Net assets available for plan benefits	$ 8,471,362,378	$ 8,065,136,852